CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES

September 23, 2008
Charming Shoppes, Inc.
Thomas Weisel Partners
Consumer Conference 2008

This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.
Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to develop a unique fashion point of view for our brands, the failure to turn around our operating performance, the failure to sell the misses apparel catalog credit card receivables to Alliance Data Systems, the failure to sell Figi's, the failure to find a suitable permanent replacement for the Company's former Chief
Executive Officer within a reasonable time period, the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the
Company's plans for consolidation of the Catherines Plus Sizes brand, a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to generate a positive response to the
Company's new Lane Bryant catalog and the Lane Bryant credit card program, the failure to successfully implement the Company's expansion of Cacique through new store formats, the failure to achieve improvement in the Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended
February 2, 2008, the Company’s Quarterly Reports on Form 10-Q and other Company filings with the
Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-
looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG

CATHERINES

(1) For fiscal year ended February 2, 2008; Continuing operations only, excludes apparel group catalogs
Company Overview
• We Are A Multi-brand, Multi-channel Women’s Apparel
 Retailer, Leaders In Specialty Plus-sizes, With $2.7 Billion(1)
 In Annual Sales
• We Are Leaders In The Women’s Plus Apparel Market
 Through Our Core Plus Apparel Brands

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Our Strategy
• Focus On Our Strong And Unique Platform Of Leading Plus
 Apparel Brands
 > Lane Bryant
 > Fashion Bug
 > Catherines
• Provide Each Of Our Core Brands With Strong And
 Empowered Leadership
• Develop A Unique Fashion Point-Of-View For Each Of Our
 Core Brands And Communicate It To Our Core Customer
 Through Effective Marketing

Our Strategy
• Turn Around Operating Performance By Leveraging Expertise
 And Leading Market Share In Women's Specialty Plus Apparel
• Eliminate Distractions To Our Focus On The Core
 > Sale of Non-Core Misses Apparel Catalogs
 > Exploration Of Sale Of Other Non-Core Assets
• Reduce Costs And Preserve Cash
 > Further Reduce Operating Expenses And Capital Expenditures
 > Close Underperforming Stores
 > Tightly Manage Inventories

• #1 Market Position In Women’s Specialty Plus
 Apparel, With Over 40% Share1
 > WE ARE THE EXPERTS!
• #2 Across All Venues Selling Women’s Plus Apparel,
 With Over 10% Share1
• The Women’s Plus Apparel Market Represented
 Approximately $18 Billion1 In Sales During 2007
• Average Size Of American Women Is 141
• Lane Bryant Is The Leading Brand1 In Women’s Plus
 Apparel, Our Most Profitable Brand, And Our Primary
 Brand Growth Vehicle
(1) Derived From NPD Group Data
Our Leading Position In Our Market